LORD ABBETT RESEARCH FUND, INC.
                              America's Value Fund
                            Growth Opportunities Fund
                             Large-Cap Research Fund
                              Small-Cap Value Fund


                     Supplement dated June 30, 2004 to the
                      Statement of Additional Information
                                (Class Y Shares)

The following information hereby amends the Statement of Additional Information for the above referenced investment company. The following text is added to page 24, directly following the paragraph under the section titled, "Purchases through Financial Intermediaries":

Our Class Y shares also may be purchased for the benefit of employees, partners and owners of entities that receive (or whose Retirement and Benefit Plan(s) receive)investment management services from Lord Abbett & Co. LLC, so long as such purchases are for bona fide arrangements (such as a "secular" trust) designed to provide nonqualified plan-like benefits to employees, partners and/or owners of such entities.